Exhibit 99.1

December 29, 2023

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Commissioners:

We have read the statements made by OneMedNet Corporation (formerly known as Data Knights Acquisition Corp.) included under Item 4.01 of its Form 8-K dated December 29, 2023. We agree with the statements concerning our Firm under Item 4.01. We are not in a position to agree or disagree with other statements of OneMedNet Corporation (formerly known as Data Knights Acquisition Corp.) contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP